SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 15, 2007
Date of Report (Date of earliest event reported)
Energy Transfer Partners, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 15, 2007, Energy Transfer Partners, L.P. (the “Partnership”) filed a motion in the United States District Court for the Northern District of Texas to dismiss the complaint brought by the Commodity Futures Trading Commission (“CFTC”) on July 26, 2007. The Partnership’s motion asserts that the CFTC has not stated a valid cause of action under the Commodity Exchange Act. Separately and as previously disclosed, on October 9, 2007 the Partnership filed its response with the Federal Energy Regulatory Commission (“FERC”), which response refuted the FERC’s claims as being fundamentally flawed and requested a dismissal of the FERC proceeding.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:	Energy Transfer Partners GP, L.P., General Partner

By:	Energy Transfer Partners, L.L.C., General Partner

Date: October 15, 2007	/s/ Brian J. Jennings
Brian J. Jennings
Chief Financial Officer and officer duly authorized to sign on behalf of the registrant